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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 20, 2004

                        LORAL SPACE & COMMUNICATIONS LTD.
             (Exact name of registrant as specified in its charter)

       ISLANDS OF BERMUDA              1-14180                 13-3867424
(State or other jurisdiction       (Commission File           (IRS Employer
     of incorporation)                 Number)            Identification Number)


             C/O LORAL SPACECOM CORPORATION                          10016
                     600 THIRD AVENUE                              (Zip Code)
                   NEW YORK, NEW YORK
        (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 697-1105

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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On July 15, 2003, Loral Space & Communications Ltd. and certain of its subsidiaries filed voluntary petitions for reorganization under chapter 11 of title 11 of the United States Code in the United States District Court for the Southern District of New York and parallel insolvency proceedings in the Supreme Court of Bermuda in which certain partners of KPMG LLP were appointed as joint provisional liquidators.

ITEM 8.01. OTHER EVENTS.

         Space Systems/Loral, Inc. ("SS/L"), a subsidiary of the Registrant, announced on December 20, 2004 that it has been selected by EchoStar Communications Corporation, Englewood, Colorado, to build EchoStar XI, a new direct broadcast satellite (DBS) based on SS/L's 1300 platform that will support EchoStar's DISH Network(TM) and serve as backup to its existing fleet.

         EchoStar XI, anticipated to be delivered in early 2007, will be the fifth SS/L-built satellite in the EchoStar fleet. The contract is subject to bankruptcy court approval.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Loral Space & Communications Ltd.


                                          By:/s/ Avi Katz
                                             --------------------
                                          Name:  Avi Katz
                                          Title: Vice President and Secretary


Date: December 22, 2004


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